EXHIBIT 10.9

THE UNITS SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND TRANSFER OF THE INTERESTS IS RESTRICTED AS A RESULT THEREOF, AND ALSO BY THE TERMS OF THIS AGREEMENT

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

Name of Subscriber ______________________

The Quantum Group, Inc.

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

Ladies and Gentlemen:

1.

Subscription.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase ___ Unit(s) (as defined below) of The Quantum Group, Inc, a Nevada corporation (the “Company”), on the terms and conditions described herein and in the Financing Agreement for Sale of Bridge Securities dated August 21, 2006 (“Financing Agreement”), Confidential Private Placement Memorandum of the Company dated August 29, 2006 and the Exhibits thereto (collectively, the “Offering Documents”), together with all supplements, if any, relating to this Offering.  Terms not defined herein are as defined in the Offering Documents.  The purchase price per Unit is $50,000.  There is no Minimum Offering.  The Maximum Offering is $3,000,000, or 60 Units, provided that the Company has the option to increase the offering by up to an additional $500,000, or 10 Units.

By execution of this Subscription Agreement the Investor accepts the terms of the Financing Agreement and acknowledges the terms and conditions thereof.

THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS $_______

2.

Description of Units.  Each Unit consists of (i) one $50,000 Bridge Note (“Bridge Note”) bearing interest at the rate of 8% per annum payable at maturity and (ii) shares of common stock of the Company (“Bridge Shares”) equal to the principal amount of Bridge Notes purchased, divided by $0.33 (or 151,515 shares of common stock per Unit).  The Bridge Notes and Bridge Shares are herein called the Bridge Securities.  Following the completion of the sale of Bridge Securities pursuant to this Financing Agreement, the Company intends to conduct a secondary public offering (the “Secondary Public Offering” or “SPO”) of its securities in the approximate amount of $8,000,000 with Newbridge Securities Corporation (“Newbridge”) as its managing underwriter.  The Company agrees that the securities offered in the SPO will consist of units comprised of two shares of common stock and two five-year non-callable warrants (“Public Offering Units”).  At the closing of the Secondary Public Offering, holders of Bridge Shares shall have the right, but not the obligation, to exchange their Bridge Shares for a pro-rata portion of $3,000,000 of Public Offering Units, as set forth in the Financing Agreement.  Holders of the Bridge Notes shall also have the right to convert all or any part of the principal and accrued interest of the Bridge Notes prior to the payment in full of the Bridge Notes into any Company securities hereinafter offered including, but not limited to the

SPO (“Conversion Securities”).  The conversion price shall be 70% of the offering price of any such securities.  For purposes of this section, Conversion Securities shall not include the issuance of (i) shares of common stock or options to consultants, employees, officers and directors of the Company, (ii) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Company common stock issued and outstanding on the closing of this financing, and (iii) securities issued pursuant to acquisitions or strategic transactions.

3.

Purchase; Registration Rights.

(a)

I hereby tender to the Company cash or a check or wire transfer (information to be provided to me on my request) made payable to the order of U.S. Bank/The Quantum Group, Inc. - Escrow Account, as escrow agent for the Company in the amount indicated above, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire.

(b)

This offering will continue until the earlier of (a) the sale of 70 Units or (b) September 29, 2006, unless extended without notice by the Company for up to two (2) additional 30-day periods (the “Termination Date”).  Payments delivered herewith will be held in an escrow account subject to the terms and conditions herein. I Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

(c)

Registration Rights

i.

The Company shall use its reasonable best efforts to include the Bridge Shares, the Public Offering Units issuable to Purchasers in exchange for the Bridge Shares, and/or any securities issued upon conversion of the Bridge Notes (the “Conversion Securities”) issued to any Purchaser prior to the effective date of the SPO (collectively the “Registrable Securities”) in the registration statement for the SPO, subject to a 180-day underwriter’s lock-up and any other restrictions required by a national securities exchange as a condition to listing such securities for trading on such exchange.  Within thirty days following the initial filing of such registration statement (or any registration statement described below) and notice of the filing by the Company to the Holders, the Holders of the Bridge Shares and Bridge Notes shall have the right and the opportunity to convert or exchange such securities into Registrable Securities for inclusion in such registration statement.  In the event all of the Registrable Securities can not be included in such registration statement, the Company shall use its reasonable best efforts to file a resale registration statement for the Registrable Securities no later than the earlier of (a) March 31, 2007, or (b) 30 days following the effective date of the SPO registration statement, and shall use its reasonable best efforts to cause such registration statement to become effective within 90 days after filing.  In the event the SPO has not closed by February 28, 2007 the Company shall use its reasonable best efforts to file a resale registration statement for the Bridge Shares and Conversion Shares, if any, on or before March 31, 2007, and shall use its reasonable best efforts to cause such registration statement to become effective within 90 days after filing.  For each month or part thereof that:  (a) the Company fails to file a registration statement required by paragraphs (ii) and (iii) above of this Section 3(c); or (b) fails to have such a registration statement, described in paragraphs (ii) and (iii) above, declared effective within 90 days after filing the Company shall deliver to the Investor, registered shares of common stock of the Company equal in value (based on the average of the previous five days closing bid prices as reported on Bloomberg) to 2% of the original principal amount of the Investor’s Bridge Note (the “Late Registration Shares”).  All Late Registration Shares shall be included in any pending registration statement, or if no registration statement is pending at the time of the issuance of such Late Registration Shares, in the first registration statement filed thereafter.  If after the effectiveness date of the registration statement for the Secondary Public Offering the Company fails to keep a registration statement continuously effective with a current prospectus available, other than for more than 25 consecutive calendar days or more than an aggregate of 40 calendar days during any 12 month period (which need not be consecutive) the Company shall extend the term of the Warrants included in the Public Offering Units one day for each day that such registration statement is not then effective.

ii.

The Company will, until such time as the Registrable Securities may be sold under Rule 144 without volume limitation:

(A)

prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(B)

furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(C)

use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

(D)

notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(E)

notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(F)

prepare and file with the SEC, promptly upon the request of any holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of common stock by such holders;

(G)

prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(H)

advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

iii.

All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the holders not expressly included above shall be borne by the Holders.

iv.

The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section (c)(i) hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

v.

Each Holder of Registrable Securities included in a registration pursuant to the provisions of Section (c)(i) hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

vi.

Promptly after receipt by an indemnified party pursuant to the provisions of Sections (c)(iv) or (v) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections (c)(iv) or (v), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Sections (c)(iv)

or (v) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

4.

Acceptance or Rejection of Subscription.

(a)

I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

(b)

In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect.  In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

5.

Closing.  The closing (“Closing”) of this offering may occur any time and from time to time before the Termination Date.  There is no Minimum Offering.  The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Units has occurred.

6.

Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Act and applicable state securities laws, the Units are being sold without registration under the Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents and its exhibits. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Units are speculative investments, which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

7.

Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)

I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Financing Agreement, Bridge Note and Security Agreement, which are included in the Offering Documents, and my signature on this Subscription Agreement is deemed to be a signature on the Financing Agreement.

(b)

I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(c)

I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

(d)

I am purchasing the Units for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Units, the Bridge Notes, the Warrants, or the shares of common stock issuable upon conversion of the Bridge Notes and exercise of the Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities.  I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.  Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units, the Bridge Notes, or the shares of common stock issuable upon conversion of the Bridge Notes and exercise of the Warrants.  I hereby authorize the Company to place a legend denoting the restrictions on the Units that may be issued to me, as well as the Bridge Notes, Warrants, and shares of common stock issuable upon conversion of the Bridge Notes and exercise of the Warrants.

(e)

Except as described in my Investor Questionnaire, I am not a member of the National Association of Securities Dealers, Inc. (“NASD”); I am not and have not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

(f)

I recognize that the Units, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment.  I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(g)

I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(h)

I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.  I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(i)

I have relied solely upon my own investigation in making a decision to invest in the Company.

(j)

I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents.  I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k)

I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

(l)

I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(m)

I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” category.  I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies.  I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933, as amended.  I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

(n)

I understand that (1) the Units and the underlying securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(o)

I understand that (1) since neither the offer nor sale of the Units has been registered under the Securities Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (2) it is not anticipated that there will be any market for the resale of the Units.

(p)

I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(q)

If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r)

The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.  I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

8.

Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

9.

Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

10.

Choice of Law and Jurisdiction.  This Subscription Agreement shall be governed by the laws of the State of Florida as applied to contracts entered into and to be performed entirely within the State of Florida.  Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in Broward County, Florida, and the parties hereby irrevocably waive any objections they may have to venue in Broward County, Florida.

11.

Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

12.

Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

13.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:

The Quantum Group, Inc.

Attn: Noel J. Guillama, President

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

phone: 561 -798-9800

fax: 561-828-0454

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

14.

Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15.

Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16.

Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

17.

Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

18.

Inconsistencies.  If there are any inconsistencies between this Agreement and the Financing Agreement, the terms of the Financing Agreement shall govern.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE UNITS ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Manner in Which Title is to be Held.  (check one)

—     Individual Ownership

—     Community Property

—     Joint Tenant with Right of Survivorship (both parties must sign)

—     Partnership

—     Tenants in common

—     Corporation Trust

—     IRA or Keogh

—     Other (please indicate)

Dated: __________________________
INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)	By: _____________________________
*Signature
Its: _____________________________
Signature (Joint) (all record holders must sign)	Title:____________________________

Name(s) Typed or Printed	Name Typed or Printed
Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or Social Security Number	Tax Identification or Social Security Number

*

If Units are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of ___________________, 2006.

THE QUANTUM GROUOP, INC.

Dated:	By:_______________________________
Name:
Its:

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I, ____________________________, the __________________________________

(name of signatory)

(title)

of ________________________________________ (“Entity”), a ________________________

(name of entity)

(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2006.

(Signature)

ACCREDITED INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

The Units (the “Units”) of The Quantum Group, Inc., a Nevada corporation (the “Company”), (i) one $50,000 Bridge Note (“Bridge Note”) bearing interest at the rate of 8% per annum payable at maturity and (ii) shares of common stock of the Company (“Bridge Shares”) equal to the principal amount of Bridge Notes purchased, divided by $0.33 (or 151,515 shares of common stock per Unit) are being offered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state, in reliance on the exemptions contained in Sections 4(2) and 4(6) and Regulation D Rule 506 of the 1933 Act and on similar exemptions under applicable state laws. Under Sections 4(2) and 4(6) and Regulation D Rule 506 and/or certain state laws, the Company may be required to determine that an individual, or an individual together with a “purchaser representative” or each individual equity owner of an investing entity meets certain suitability requirements before selling the Units to such individual or entity.  THE COMPANY MAY, AT ITS ELECTION, NOT SELL UNITS TO A SUBSCRIBER WHO HAS NOT COMPLETELY FILLED OUT THIS QUESTIONNAIRE.  This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Units or any other security.

Instructions

One (1) copy of this Questionnaire should be completed, signed, dated, and delivered to Newbridge Securities Corporation; Attn: Douglas Aguililla, 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309 which shall provide copies to the Company and counsel.

Please Answer All Questions

If the appropriate answer is “None” or “Not Applicable,” so state.  Please print or type your answers to all questions.  Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate, including its counsel, in order to assure itself that the offer and sale of the Units will not result in a violation of the registration provisions of the 1933 Act or a violation of the securities laws of any state.

(1)

Please provide the following personal information:

Name: __________________________________	Age:_____________________

Residence Address (including zip code): ___________________________________________________________

Telephone Numbers:

Residence: ______________________________	Business: ________________

Email Address:____________________________	Cell Phone:_______________

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(2)

Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision, and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

(3)

Please provide the following information concerning your financial experience.

3.1

Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Marketable Securities
Private Placements
Limited Partnerships
Initial Public Offering

3.2

Indicate by check mark whether or not you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash)

Yes  _____

No  _____

Number of years

______

Securities (margin)

Yes  _____

No  _____

Number of years

______

(4)

I am an accredited investor (as defined in Rule 501 (a) of Reg. D) because (check each appropriate description):

______

I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

_____

I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

_____

I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_____

I am an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000.

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______

I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000.

______

I am a trust, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Reg. D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_____

I am an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self directed plan, investment decisions are made solely by accredited investors.

______

I am an entity in which all of the equity owners are accredited investors.

I am an accredited investor for the following reasons:

(5)

Check, if appropriate:

_____

I hereby represent and warrant that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

(6)

If you did not check the box to Question 5, please answer the following additional questions:

6.1

Please describe any pre-existing personal or business relationship that you have with the Company or any of its officers and directors.

6.2

Please describe any business or financial experience that you have had that would allow the Company to reasonably conclude that you are capable of protecting your interests in connection with your prospective investment in the Company.  If none, so state.

6.3

If your answer to Question 6.2 above was “None,” in order to evaluate the merits and risks of the investment, will you be relying upon the advice of any other person(s) who will be acting as your purchaser representative(s)?  Yes  ____  No  ____

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If “yes,” please identify each such person and indicate his business address and telephone number in the space below (each such person must complete, and you must review and acknowledge, a separate purchaser representative questionnaire which will be supplied at your request and which must be returned to the Company prior to the sale of any Units to you).

(7)

By signing this Questionnaire, I hereby confirm the following statements:

I am aware that the offering of the Units will involve securities for which no market currently exists, thereby requiring any investment to be maintained for an indefinite period of time, and I have no need to liquidate the investment.

I acknowledge that any delivery to me of any documentation relating to the Units prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Units until such determination of suitability shall be made, and I agree that I shall promptly return all such documentation to the Company upon request.

Neither I nor any of my associates or affiliates: (i) are a member or a person associated with a member firm of the NASD, (ii) own any stock or other securities of any NASD member, or (iii) made subordinated loans to any NASD member.

My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

I also understand and agree that, although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answers to it to such parties as it may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it or they are or may be bound.

I realize that this Questionnaire does not constitute an offer by the Company to sell the Units but is merely a request for information.

Printed Name

Signature

Social Security Number or
Employee Identification Number

Date and Place Executed:

Date:_________________________________	Place:______________________________

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